UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2013

SOUTHWEST GAS CORPORATION

(Exact name of registrant as specified in its charter)

California	1-7850	88-0085720
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada		89193-8510
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 4, 2013, Southwest Gas Corporation (the “Company”) completed its previously announced public offering of $250 million aggregate principal amount of 4.875% Senior Notes due 2043 (the “Notes”). The Notes were offered pursuant to an effective registration statement filed with the Securities and Exchange Commission on October 1, 2013 (File No. 333-191486).

In connection with the offering of the Notes, the Company entered into an Underwriting Agreement, dated October 1, 2013, with KeyBanc Capital Markets Inc., Mitsubishi UFJ Securities (USA), Inc. and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein (the “Underwriting Agreement”). In addition, on October 4, 2013, the Company entered into an indenture with respect to the Notes with The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Indenture”).

The Underwriting Agreement and the Indenture are attached hereto as Exhibit 1.1 and Exhibit 4.1, respectively, and are incorporated herein by reference.

The Company’s press release announcing the pricing of the public offering of the Notes is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained above in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 1, 2013, by and among Southwest Gas Corporation and KeyBanc Capital Markets Inc., Mitsubishi UFJ Securities (USA), Inc. and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein.

4.1	Indenture, dated as of October 4, 2013, by and between Southwest Gas Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

99.1	Press release, dated October 1, 2013, announcing the pricing of the public offering of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS CORPORATION

Date: October 4, 2013	/s/ Gregory Peterson
Gregory J. Peterson
Vice President/Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 1, 2013, by and among Southwest Gas Corporation and KeyBanc Capital Markets Inc., Mitsubishi UFJ Securities (USA), Inc. and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein.

4.1	Indenture, dated as of October 4, 2013, by and between Southwest Gas Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

99.1	Press release, dated October 1, 2013, announcing the pricing of the public offering of the Notes.